# A Phase 3 Study of Ateganosine (THIO) Sequenced with Immune Checkpoint Inhibitor (ICI) versus Standard of Care Chemotherapy in ICI-Resistant Advanced NSCLC: THIO-104 Trial in Progress

V. Muller,[1] T. Jankowski,[2] M. Kowal-Rosinska,[3] T. Csoszi,[4] L. Urban,[5] T. Nagy,[6] R. Ramlau,[7] M. Cholakova,[8] N. Chilingirova,[9] S. Sótér,[10] K. Koynov,[11] M. Kotlarski,[12] M.R. Girotti,[13] I. Mender,[14] M. V. Mitsunaga,[14] O. Tudos,[15] M. Failor,[14] V. Vitoc,[14] S. Gryaznov,[14] V. Zaporojan,[14]

[1]Semmelweis University Clinic of Pulmonology, Budapest, Hungary; [2]Medical University of Lublin, Lublin, Poland; [3]University Hospital No 4, Lublin, Poland; [4]Institute of Pancreatic Diseases, Semmelweis University, Budapest, Hungary; [5]Matrahaza University and Teaching Hospital, Matrahaza, Hungary; [6]National Institute of Oncology, Budapest, Hungary; [7]Poznan University of Medical Sciences, Poznan, Poland; [8]Sbaloz EOO, Sofia, Bulgaria; [9]MHAT Hear Pleven, Bulgaria; [10]OKTPI-Korányi National Institute for Pulmonology, Budapest, Hungary; [11]MHAT Serdikamed, Sofia, Bulgaria; [12]Pratia Poznań, Poznan, Poland; [13]INTEC, UADE, Buenos Aires, Argentina; [14]MAIA Biotechnology, Inc., Chicago, United States of America; [15]MAIA Biotechnology Romania S.R.I, Cluj-Napoca, Romania

## Introduction

- Despite progress in the treatment of advanced non-small cell lung cancer (NSCLC), therapeutic options remain scarce for patients who have developed resistance to immune checkpoint inhibitors (ICIs).
- Long-term prognosis remains poor with a 5-year survival rate of 28%[1] and limited options exist in patients' refractory or resistant to ICIs.
- Ateganosine (THIO, 6-thio-2'-deoxyguanosine), a telomere-targeting agent, is selectively recognized by telomerase and integrated into the telomeres of cancer cells. Once incorporated, Ateganosine compromises the telomere structure and function, leading to 'uncapping' of the chromosome ends and thus resulting in rapid tumor cell apoptosis.
- Preliminary trial results in NSCLC from THIO-101 (NCT05208944) indicates that low doses of Ateganosine induce sensitivity to ICIs when administered prior to an ICI in tumors which otherwise are resistant or do not respond to an ICI.

## Methods

- THIO-104 is a multicenter, open-label, randomized Phase 3 study enrolling approximately 300 subjects with histologically confirmed advanced/metastatic NSCLC (NCT06908304).
- Eligible participants must have received two prior lines of systemic treatment, including at least one line of ICIs and platinum-based chemotherapy
- Participants will be randomized 1:1 to receive either Ateganosine 180 mg per cycle (60 mg IV on Days 1-3 of a 3-week cycle) followed by cemiplimab 350 mg IV on Day 5, or single-agent chemotherapy (vinorelbine, gemcitabine, or docetaxel).
- The primary endpoint is overall survival (OS). Secondary endpoints include objective response rate (ORR), progression-free survival (PFS) and duration of response (DoR).
- Preliminary safety data and efficacy outcomes will be assessed through scheduled interim analysis as the study develops.
- The trial is planned to enroll patients globally, including the USA and countries in Europe and Asia. Final list of sites may vary depending on regulatory approvals.

**Figure 1. THIO-104 planned enrollment geographies**



## References

1. https://www.cancer.net/cancer-types/lung-cancer-non-small-cell/statistics
2. Mender I, et al. Cancer Disc 2015 Jan;5(1):82-95.

## Study design

**Figure 2. THIO-104 study schema**


A Phase III Study With THIO + Cemiplimab vs Chemotherapy as 3rd Line Treatment in Advanced/Metastatic NSCLC
Third-Line NSCLC
Patient Population:
• CPI Resistance (SITC criteria)
• Prior Platinum Therapy
• 2 prior lines of systemic therapy
• Excluding Driver Mutations
• Exclude untreated or symptomatic CNS mets
• PS 0-1
Stratified by:
• Prior docetaxel vs. no prior docetaxel
Randomize 1:1
Every 3 Weeks
Ateganosine + cemiplimab (n=150)
Investigator Choice* (n=150)
OS
*Investigator Choice options: gemcitabine, vinorelbine, docetaxel

| | |
|---|---|
| **Primary Endpoints** | **Target OS:** 9.3m v. 5.8m (HR 0.62); **Minimum OS:** 7.8m v. 5.8m (HR 0.74) |
| **Secondary Endpoints** | DCR; ORR; DoR; PFS; Safety |
| **Exploratory Endpoints** | PK and PD: activity of Ateganosine (THIO) in circulating tumor cells measured by specific biomarkers |

**Objective:** To evaluate the efficacy and safety of Ateganosine (180 mg per cycle) sequenced with fixed dose cemiplimab (350 mg per cycle) compared to Investigator's choice of single-agent chemotherapy as third-line treatment in subjects with advanced/metastatic NSCLC.

**Experimental Arm:** THIO/Cemiplimab

- THIO 60 mg administered by 30-minute intravenous (IV) infusions once daily on Days 1-3 of every 3-week cycle (for a total of 180 mg per cycle), followed by a fixed dose of cemiplimab (350 mg IV) on Day 5 every 3 weeks (Q3W)

**Control Arm:** Single-Agent Chemotherapy

- Standard of Care (for example vinorelbine, gemcitabine, or docetaxel chemotherapy, if not previously exposed, per Investigator's Choice) in 3-week cycles
  - ❑ Option 1: Vinorelbine (30 mg/m2 IV on D1, D8, and D15 Q3W)
  - ❑ Option 2: Gemcitabine (1250 mg/m2 IV on D1 and D8 Q3W)
  - ❑ Option 3: Docetaxel (75 mg/m2 IV on D1 Q3W) (Docetaxel 60-65 mg/m2 permitted based on country-specific approvals).

*D = day (within a 21-day cycle); IV= intravenous; Q3W=every 3 weeks (21-day cycles)

**Pharmacokinetics and Pharmacodynamics analysis**

***Pharmacokinetic parameters (PK):***

- Ateganosine concentration levels and PK parameters (Limited PK collection)

***Pharmacodynamic parameters and Biomarkers (PD):***

- TIF (Telomere dysfunction-induced foci) formation in CTCs
- CTCs evaluation of PDL1 expression
- Tumor telomerase TERT (+) status (via expression of telomerase mRNA), by ISH-TERT (in situ hybridization for TERT) of paraffin-embedded tumor samples.
- Hematology and Clinical Chemistry:
- Interleukin- 6 (IL-6)
- C-Reactive Protein (CRP)
- Carcinoembryonic Antigen (CEA)
- Lactate dehydrogenase (LDH)
- Neutrophil-lymphocyte ratio (NLR)
- Platelet-lymphocyte ratio (PLR)

## Biomarker findings from THIO-101 ongoing Phase 2 study

**Figure 3. TIFs fraction in circulating tumor cells (CTCs) from THIO-101 patients (60, 180, 360 mg dosed patients)**


p=0.00045
***
TRF1+gammaH2AX+ fraction in potential CTCs (%)
100
75
50
25
0
C1D1
C1D5
Sample Collection Day (Paired Samples)
48 patients' status represented:
• 5 patients excluded (>85% TIFs at baseline)
C1D1 = Cycle 1 Day 1
C1D5 = Cycle 1 Day 5

- Telomere dysfunction-Induced foci (TIF)-positive CTCs were characterized as TRF1+/gammaH2AX+fraction in CD326+/PanKRT+ CTCs.
- TIF analysis demonstrated the intended on-target mechanism of action: modification of telomeres in CTCs by THIO (Figure 3).

## Efficacy findings from THIO-101 ongoing Phase 2 study

**Figure 4. Average response across patients in THIO-101 Parts A and B**


Average Days
Scan 1 55
Scan 2 103
Scan 3 164
Scan 4 227
Scan 5 290
Scan 6 345
Scan 7 394
Scan 8 449
Scan 9 519
Scan 10 580
Scan 11 634
Scan 12 700
Scan 13 632
Scan 14 674
Scan 15 716
Scan 16 779
0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 800 850
Target Lesion Change from Baseline % (Average Across All Patients - 60, 180, 360 mg THIO)
45 30 15 0 -15 -30 -45 -60
n=70 n=58 n=42 n=27 n=19 n=18 n=13 n=13 n=12 n=12 n=9 n=4 n=1 n=1 n=1 n=1

- Figure 4 illustrates the average response across all patient cohorts to Ateganosine and cemiplimab in NSCLC patients receiving 60, 180 or 360 mg doses based on data from THIO-101 Parts A and B (August 13, 2025).
- At the data cut-off, 15 patients had observed survival greater than 12 months, 4 patients observed survival greater than 24 months. The longest observed survival was 842 days.
- The trend indicates a consistent response pattern to Ateganosine plus cemiplimab among patients to date.

## Conclusions

- **THIO-104 is expected to provide critical insights into the potential role of telomere-targeting agents in improving survival in NSCLC patients resistant to immunotherapy and platinum agents.**
- **In the Phase 2 THIO-101 trial, as of the data cut-off (June 30, 2025), the selected dose of Ateganosine 180mg, has shown a median observed Overall Survival (OS) of 17.8 months in advanced third-line NSCLC patients who were resistant to prior treatment with ICI and chemotherapy.**
- **Based on the previously conducted studies[2], Ateganosine has been found to lead to a significant induction in TIF formation in CTCs, which is considered a primary biomarker for Ateganosine. The study will also explore key biomarkers to further characterize Ateganosine's mechanism of action and it's potential to predict patient response to therapy.**
- **The current response trend observed in the THIO-101 trial is expected to persist as the study progresses, paving the way for further exploration in THIO-104.**

## Acknowledgements

- This study is sponsored by MAIA Biotechnology, Inc.
- The authors would like to thank the patients and research staff who contributed to this study.
- The sponsor would like to send a special thanks to REGENERON, CROMOS and NOVA-CLIN for their exceptional contribution to this study.

## Author disclosures

- Veronika Müller has no conflict of interest.

## Presenting author contact

- Veronika Müller, M.D. (e-mail: muller.veronika@semmelweis.hu)

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